EXHIBIT 99.1
                                                                    ------------

FOR IMMEDIATE RELEASE

Contact:
Bruce Riggins         Melissa Thompson        Jerry Daly or Carol McCune
Director of Finance   Director of Corporate   Daly Gray Public Relations (Media)
(202) 295-2276        Communications          (703) 435-6293
                      (202) 295-2228



    MERISTAR HOSPITALITY CORPORATION REPORTS FOURTH-QUARTER, YEAR-END RESULTS

 RESULTS EXCEED ANALYSTS' ESTIMATES BY $0.04; COMPANY PROVIDES GUIDANCE FOR 2002


         WASHINGTON, D.C., January 30, 2002--MeriStar Hospitality Corporation

(NYSE: MHX), the nation's third largest hotel real estate investment trust

(REIT), today announced results for the fourth quarter and year ended December

31, 2001. For comparative purposes, the results for the three and 12 months ended December 31, 2000, are presented on a pro forma basis as if the 106 leases with MeriStar Hotels & Resorts (NYSE: MMH) that were converted to management contracts on January 1, 2001, had been converted on January 1, 2000.

         Results continue to reflect a sluggish economy and significantly lower levels of travel nationwide following the terrorist attacks on September 11.

Recurring funds from operations (Recurring FFO) for the 2001 fourth quarter were

$14.2 million, compared to $45.0 million for the 2000 fourth quarter. Recurring

FFO represents funds from operations, as defined by the National Association of

Real Estate Investment Trusts, adjusted for significant non-recurring items.

Recurring FFO per diluted share was $0.27, compared to $0.84 for the 2000 fourth quarter. FFO results were $0.04 higher than the consensus analysts' estimate of

$0.23. Revenues decreased 20.8 percent to $227.5 million. Recurring earnings before interest expense, income taxes, depreciation and amortization (EBITDA)

declined 41.3 percent to $43.8 million. Operating profit margins for owned hotels decreased 270 basis points to 29.6 percent.

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MeriStar Hospitality Reports
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During the fourth quarter, the company recorded the following non-recurring charges:

o        An asset impairment charge of $43.6 million related to the write-down of certain hotel assets. These write-downs resulted from the negative impact of changes in the economic climate on the value of these assets.

o        A $6.7 million charge to recognize the effect of interest rate swaps that were converted to non-hedging derivatives upon the repayment of portions of the company's senior secured credit facility in December

         2001.

         Revenue per available room (RevPAR) for the 2001 fourth quarter declined 24.1 percent to $53.05. Average daily rate (ADR) decreased 10.0 percent to $95.09, while occupancy fell 15.6 percent to 55.8 percent.

         "MeriStar and the entire travel industry continued to feel the negative effects of the sluggish economy and the dramatic post-September 11 falloff in business and leisure travel nationwide, particularly at urban and resort properties in `fly-to' locations," said Paul W. Whetsell, chairman and CEO of

MeriStar Hospitality. "Although our RevPAR decline in the fourth quarter was dramatic, our gross operating profit margins were down only 270 basis points, a testament to the effectiveness of cost-cutting measures that were implemented subsequent to September 11. Since September when RevPAR dropped 31 percent, we have seen a steady, gradual improvement in our hotel operating results, with

RevPAR declining less in each successive month--26 percent in October, 24 percent in November and 22 percent in December. We expect this trend to continue into 2002."

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FULL-YEAR RESULTS

         For the full year 2001, recurring FFO decreased to $147.0 million, and

FFO per diluted share declined to $2.77. Revenues were off 9.4 percent to $1.08 billion, and EBITDA declined 21.5 percent to $267.9 million. RevPAR for all hotels owned for the full year fell 10.4 percent to $69.37. ADR decreased 2.5 percent to $105.04, and occupancy decreased 8.2 percent to 66.0 percent.

OPERATING PERFORMANCE IN SIGNIFICANT MARKETS

         RevPAR and EBITDA contributions in significant markets for the fourth quarter and full year 2001 are as follows:


                                        THREE MONTHS ENDED                             TWELVE MONTHS ENDED
                                         DECEMBER 31, 2001                              DECEMBER 31, 2001
                                              EBITDA                                         EBITDA
                             REVPAR       CONTRIBUTION      % OF TOTAL      REVPAR       CONTRIBUTION      % OF TOTAL
                             CHANGE         (IN 000S)         EBITDA        CHANGE         (IN 000S)         EBITDA
                             ------         ---------         ------        ------         ---------         ------
New Jersey                    -19.8%           6,240          14.3%        -9.9%             27,682          10.3%
Mid-Atlantic                  -18.7%           6,223          14.2%        -5.8%             27,848          10.4%
Houston                        -3.0%           3,142           7.2%         0.7%             11,944           4.5%
Southern California           -25.8%           2,904           6.6%       -10.3%             20,023           7.5%
Tampa/Clearwater              -19.0%           2,025           4.6%        -1.2%             16,038           6.0%
Atlanta                       -26.6%           1,551           3.5%       -12.6%              7,884           2.9%
Orlando                       -34.9%           1,343           3.1%       -14.3%             12,868           4.8%
Connecticut                   -15.3%           1,272           2.9%        -9.3%              6,227           2.3%
Northern California           -53.1%           1,129           2.6%       -27.7%             18,850           7.0%
Chicago                       -38.0%             795           1.8%       -25.3%              7,133           2.7%
Dallas                        -29.0%             625           1.4%       -15.9%              4,652           1.7%
Colorado                      -27.6%             591           1.3%       -11.5%              5,379           2.0%
Southwest Florida             -33.7%           (578)          -1.3%        -7.0%             19,740           7.4%

IMPROVED BALANCE SHEET

         "During the quarter, we made several improvements to our balance sheet that will give us

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MeriStar Hospitality Reports
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greater flexibility going forward," said John Emery, MeriStar president and chief operating officer. "We amended the terms of our senior credit facility,

relaxing the financial covenants and allowing us to extend the maturity. With the successful issuance of $250 million in senior unsecured notes in December,

we reduced our revolver to 13 percent of our total debt at December 31. Our total debt is now $1.7 billion, with an average maturity of six years at an average rate of 8.6 percent. Our balance sheet remains prudently leveraged, and we are well prepared to weather the current economic conditions and to take advantage of the expected rebound in the economy later this year."

KEY FINANCIAL INFORMATION

         o        Total debt to annual EBITDA of 6.1x
         o Annual interest coverage ratio of 2.2x o Capitalized interest of $0.8 million and $6.1 million, respectively, for the three months and year ended December 31, 2001, compared to $2.9 million and $8.6 million for the same periods in 2000
         o Capital expenditures of $11.8 million and $45.8 million, respectively, for the three months and year ended December 31, 2001
         o Note receivable from MeriStar Hotels & Resorts was $36.0 million at December 31, 2001
         o        Cash balance of $44.8 million at December 31, 2001

LONG-TERM DEBT

Long-term debt as of December 31, 2001, consists of the following (in 000s):

                               BALANCE          INTEREST RATE          MATURITY

Revolver                      $  224,000         LIBOR + 400bps         2003
Convertible Notes                154,300          4.75%                 2004
Subordinated Notes               202,817          8.75%                 2007
Senior Unsecured Notes           299,192          9.00%                 2008
Senior Unsecured Notes           248,420         10.50%                 2009
CMBS                             319,788          7.76%                 2009
Senior Unsecured Notes           199,282          9.13%                 2011
Mortgage Debt and Other           52,335          9.00%                Various
                              ----------
                              $1,700,134

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MeriStar Hospitality Reports
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DIVIDEND POLICY

         Whetsell noted that the challenging economic climate coupled with the unprecedented decline in business travel since mid-September caused the company to reduce its fourth quarter dividend from $0.505 to $0.01. "During these difficult times, we want to maintain a conservative approach toward the dividend," Whetsell added. "Based on the current outlook, we expect to retain the dividend at the $0.01 level through the second quarter. Based on our forecast for 2002, we anticipate increasing the dividend to $0.25 in the third quarter; however, the actual increase, if any, will be determined by factors including our operating results, capital expenditure requirements, the economic outlook and IRS dividend payout requirements for REITs."

EARNINGS GUIDANCE

         Based on current trends, MeriStar estimates 2002 first-quarter RevPAR to decline 14 to 18 percent, compared to the 2001 first quarter. EBITDA in the first quarter is projected to be $58 million to $60 million, and FFO per diluted share is expected to be $0.46 to $0.50. The company expects full-year 2002

EBITDA to be $245 million and FFO per diluted share to be $2.05. RevPAR in 2002 is expected to decline 2.5 percent compared to full year 2001.

         For more information about MeriStar Hospitality, visit the company's

Web site at WWW.MERISTAR.COM. An updated investor presentation, including 2002 financial forecast, will be posted to the Investor Relations section of the company's Web site later today. To listen to a webcast of the company's fourth-quarter conference call today, January 30, at 9 a.m. Eastern time, go to the Web site and click on Investor Relations, Fourth-Quarter Conference Calls.

Interested parties also may listen to an archived webcast of the conference call on the Web site,

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MeriStar Hospitality Reports
Page 6

or may dial (800) 405-2236, reference number 432662, to hear a telephone replay.

The archived webcast will be available through Thursday, February 28, and the telephone replay will be available through Friday, February 1, 2002.

         Washington, D.C.-based MeriStar Hospitality Corporation owns 112 principally upscale, full-service hotels in major markets and resort locations with 28,597 rooms in 27 states, the District of Columbia and Canada. The company owns hotels under such internationally known brands as Hilton, Sheraton,

Marriott, Westin, Radisson and Doubletree. For more information about MeriStar

Hospitality Corporation, visit the company's Web site: www.meristar.com.

         THIS PRESS RELEASE CONTAINS "FORWARD-LOOKING STATEMENTS," WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, ABOUT THE COMPANY, INCLUDING THOSE STATEMENTS REGARDING FUTURE OPERATING RESULTS AND THE TIMING AND COMPOSITION OF REVENUES, AMONG OTHERS, AND STATEMENTS CONTAINING WORDS SUCH AS "EXPECTS," "BELIEVES" OR "WILL," WHICH INDICATE THAT THOSE STATEMENTS ARE FORWARD-LOOKING. EXCEPT FOR HISTORICAL INFORMATION, THE MATTERS DISCUSSED IN THIS PRESS RELEASE ARE FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE THE ACTUAL RESULTS TO DIFFER MATERIALLY, INCLUDING THE EFFECTS OF THE EVENTS OF SEPTEMBER 11, 2001, AND THE DOWNTURN IN THE ECONOMY. ADDITIONAL RISKS ARE DISCUSSED IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000.



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


MERISTAR HOSPITALITY CORPORATION
STATEMENTS OF OPERATIONS
(UNAUDITED, IN THOUSANDS EXCEPT PER SHARE AMOUNTS AND OPERATING STATISTICS)


                                          THREE MONTHS ENDED DECEMBER   TWELVE MONTHS ENDED DECEMBER 31,
                                               2001       2000 (1)         2001         2000 (1)
 Revenue
     Hotel operations:
        Rooms                                 $ 137,366   $ 176,113      $  706,381    $  782,288
        Food and beverage                        67,492      78,465         269,382       290,792
        Other operating departments              17,047      19,938          81,971        84,660
     Participating lease revenue                  3,118       8,533          17,295        27,513
     Office rental and other revenue              2,476       4,216           9,859        11,929
                                              ---------   ---------      ----------    ----------
 Total revenue                                  227,499     287,265       1,084,888     1,197,182

 Hotel operating expenses by department:
    Rooms                                        35,358      44,524         170,925       184,791
    Food and beverage                            46,044      55,442         194,495       209,962
    Other operating departments                   9,488      11,569          43,558        48,263
 Office rental, parking and
    other operating expenses                        613         826           3,057         2,731
 Undistributed operating expenses:
     Administrative and general                  40,995      45,385         169,279       176,997
     Property operating costs                    33,660      38,900         160,041       161,007
     Property taxes, insurance and other         17,581      16,063          75,609        72,310
     Depreciation and amortization               30,166      28,817         117,732       111,947
     Interest expense, net                       30,774      29,999         122,376       117,524
     Write down of investment in STS Hotel Net        -           -           2,112             -
     Loss on asset impairment                    43,582           -          43,582             -
     Swap termination costs                           -           -           9,297             -
     Loss on fair value of non-hedging
        derivatives                               6,666           -           6,666             -
     Felcor merger costs                              -           -           5,817             -
     Costs to terminate leases with Prime
       Hospitality Corporation                        -           -           1,315             -
      Restructuring charge                            -           -           1,080             -
                                              ---------   ---------      ----------    ----------
 Total expenses                                 294,927     271,525       1,126,941     1,085,532
                                              ---------   ---------      ----------    ----------

 Income before minority interests, income
    taxes, (loss)/gain on sale of asset and
    extraordinary (loss)/gain                   (67,428)     15,740         (42,053)      111,650

 Minority interests                              (5,090)      1,444          (2,958)       10,240
 Income taxes                                    (1,992)        286          (1,178)        2,028

 Income before (loss)/gain on sale of asset     (60,346)     14,010)        (37,917)       99,382
    and extraordinay (loss)/gain

 (Loss)/gain on sale of asset, net of taxes           -           -          (2,132)        3,425

 Extraordinary (loss)/gain, net of taxes         (1,489)          -          (2,713)        3,054
                                              ---------   ---------      ----------    ----------
 Net income                                   $ (61,835)  $  14,010      $  (42,762)   $  105,861
                                              =========   =========      ==========    ==========

 Recurring funds from operations (2), diluted
    Income before (loss)/gain on sale of
       asset and extraordinary (loss)/gain    $ (60,346)  $  14,010      $  (37,917)       99,382
    Minority interest to common OP unit holders  (5,230)      1,302          (3,523)        9,675
    Interest on convertible debt                  1,832       1,832           7,329         7,488
    Hotel depreciation and amortization          28,970      27,812         113,167       107,996
    Non-recurring items (net of income taxes):
     Swap termination costs                           -           -           8,998             -
     Loss on fair value of non-hedging
        derivatives                               6,500           -           6,500             -
     Write down of investment in STS Hotel Net        -           -           2,046             -
     Loss on asset impairment                    42,497           -          42,497             -
     Costs to terminate leases with Prime
        Hospitality Corporation                       -           -           1,272             -
      Felcor merger costs                             -           -           5,622             -
       Restructuring                                  -           -           1,053             -
       Deferred cost on sale of asset                 -           -               -         1,542
                                              ---------   ---------      ----------    ----------
                                              $  14,223   $  44,956      $  147,044       226,083
                                              =========   =========      ==========    ==========

 Weighted average number of diluted shares
     of common stock outstanding                 52,935      53,504          53,063        54,944
                                              =========   =========      ==========    ==========

 Recurring funds from operations per
    diluted share                             $    0.27   $    0.84      $   $ 2.77          4.11
                                              =========   =========      ==========    ==========

 Operating Information
 Recurring EBITDA                             $  43,760   $  74,556      $  267,924    $  341,121
 Occupancy                                        55.8%       66.1%           66.0%         71.9%
 ADR                                          $   95.09   $  105.65      $   105.04    $   107.69
 RevPAR                                       $   53.05   $   69.85      $    69.37    $    77.46
 RevPAR Decrease                                -24.05%                     -10.44%

 (1) For comparative purposes, the results for the three and twelve months ended December 31, 2000 are presented on a proforma basis assuming the leases with MeriStar Hotels & Resorts were converted to management contracts on January 1, 2000.

 (2) Recurring funds from operations represents funds from operations, as defined by the National Assocation of Real Estate Investment Trusts, adjusted for significant non-recurring items.